EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


We consent to the incorporation by reference in this Registration Statement of Greenland Corporation on Form S-8 of our report dated March 31, 2003, appearing in the Annual Report Form 10-K of Greenland Corporation for the year ended December 31, 2002.

/S/  Kabani  &  Company,  Inc.
      KABANI  &  COMPANY,  INC.
      July  22,  2003